Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ZIOPHARM ONCOLOGY, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZIOPHARM ONCOLOGY, INC. IF PUBLICLY DISCLOSED.

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the “IC”) of the

NIH

and

Ziopharm Oncology, Inc.,

hereinafter referred to as the “Licensee”,

having offices at One First Avenue, Parris Building #34, Navy Yard Plaza, Boston, MA 02129,

created and operating under the laws of Delaware.

Tax ID No.: 84-1475642

A-362-2020

CONFIDENTIAL -NIH
Second Amendment of L-190-2019/0	Draft Ziopharm Oncology, Inc.	November 3, 2020
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SECOND AMENDMENT TO L-190-2019/0

This is the second amendment (“Second Amendment”) of the agreement by and between the IC and Licensee having an effective date of May 28, 2019 and having IC Reference Number L-190-2019/0 (“Agreement”). This Second Amendment, having IC Reference Number L-190-2019/2 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information), and 3) Appendix A - Patent(s) or Patent Application(s).

WHEREAS, the IC and the Licensee desire that the Agreement be amended a second time as set forth below in order to bring additional patent rights within the scope of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1)

The cover page’s “Serial Number(s) of Licensed Patent(s) or Patent Application(s)” section of the Agreement, including the complete list of Licensed Patent(s) or Patent Application(s) in this section, shall be deleted. Appendix A of this Second Amendment is hereby incorporated by reference herein.

2)	Appendix A - Patent(s) or Patent Application(s) of the Agreement shall be deleted and replaced with Appendix A - Patent(s) or Patent Application(s) of this Second Amendment.

3)	Section 2.2 of the Agreement shall be deleted and replaced with the following:

“Additional T Cell Receptor” means an identified human, murine or human-murine hybrid T cell receptor which immunologically recognizes a tumor-mutated peptide derived from epidermal growth factor receptor (EGFR), Kirsten rat sarcoma viral oncogene homolog (KRAS), or p53 (also known as TP53 or tumor protein p53) presented by a human leukocyte antigen (“HLA”) allele group (e.g., HLA-A*02, HLA-A*03) (the peptide and the HLA allele group together, “Peptide-HLA Complex”).

4)	Appendix C – VII of the Agreement shall be deleted and replaced with the following:

VII.     As used herein, a “[***]” means an Additional T Cell Receptor that immunologically recognizes a Peptide-HLA Complex that is [***].

As used herein, a “[***]” means any Additional T Cell Receptor that is [***].

In the event an amendment adds several Additional T Cell Receptors that [***].

Subject to Paragraph 14.4 of this Agreement, for each Additional T Cell Receptor added by written amendment, the non-creditable, non-refundable amendment issue royalty shall be as follows for each such Additional T Cell Receptor:

Type of Additional T Cell Receptor	Royalty amount
[***] recognizing mutated [***] peptide	$	[***	]
Each [***] recognizing mutated [***] peptide	$	[***	]
[***] recognizing mutated [***] peptide	$	[***	]
[***] recognizing mutated [***] peptide	$	[***	]
Each [***] recognizing mutated [***] peptide	$	[***	]

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In addition, for each Additional T Cell Receptor added by written amendment, Licensee shall pay the same earned royalty, benchmark royalty and sublicensing royalty rates that are applicable to Licensed Fields of Use 1-3.

5)	Section 14.6 of the Agreement shall be deleted and replaced with the following:

14.6    All Agreement notices required or permitted by this Agreement shall be given by (i) prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party, or (ii) by email to the address designated on the following Signature Page, with receipt confirmed by return email from the recipient. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date by email or as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

6)

Within sixty (60) days of the execution of this Second Amendment, the Licensee shall pay the IC an amendment issue royalty in the sum of four hundred eleven thousand US Dollars ($411,000.00). Payment options may be found in Attachment 1. The parties agree that the foregoing payment obligation shall be in lieu of the non-creditable, non-refundable amendment issue royalty set forth in Paragraph VII of Appendix C of the Agreement for all Additional T Cell Receptors added pursuant to this Second Amendment.

7)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

8)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

9)

The terms and conditions of this Second Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this Second Amendment, and the Second Amendment itself, to be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

10)	This Second Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

A-362-2020

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SECOND AMENDMENT TO L-190-2019/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

/s/ Richard U. Rodriguez	9-21-20
Richard U. Rodriguez, MBA	Date
Associate Director
Technology Transfer Center, National Cancer Institute

National Institutes of Health Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Repor@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Robert Hadfield	9/28/20
Signature of Authorized Official	Date

Name: Robert Hadfield

Title: General Counsel

I. Official and Mailing Address for Agreement notices:
Rob Hadfield Name General Counsel Title

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Mailing Address:

One First Avenue, Parris Building #34

Navy Yard Plaza

Boston, MA 02129

Email Address:	[***]

Phone:	[***]

Fax:	[***]

II. Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Eshane Dupree Name Accounts Payable Title Mailing Address: One First Avenue, Parris Building #34 Navy Yard Plaza Boston, MA 02129

Email Address:	[***]

Phone:	[***]

Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

[***]

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APPENDIX A – PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group A

[***]

Group B

[***]

Group C

[***]

Group D

[***]

Group E

[***]

Group F

[***]

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